Exhibit 10.1

ADVISORY SERVICES AGREEMENT

This Advisory Services Agreement (the “Agreement”), is effective as of December 1, 2016 (the “Effective Date”), between MyDx INC. (hereinafter referred to as the “Company”), a Nevada corporation, whose principal place of business is 6335 Ferris Square, Suite B, San Diego, CA 92121 and BCI Advisors, LLC (hereinafter referred to as the “Consultant”), a limited liability company. Individually, the Company and the Consultant may be referred to herein as a “party,” and collectively as the “parties.”

WHEREAS, the Company requires the Services (as defined herein) and as set forth below;

WHEREAS, Consultant is qualified to provide the Company with the Services and is desirous to perform such Services for the Company; and

WHEREAS, the Company wishes to induce Consultant to provide the Services and wishes to contract with the Consultant regarding the same and compensate Consultant in accordance with the terms herein;

NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

1. APPOINTMENT.

The Company hereby engages Consultant and Consultant agrees to render the Services to the Company as a consultant upon the terms and conditions hereinafter set forth.

2. TERM.

The term of this Consulting Agreement shall begin as of the Effective Date, and shall terminate pursuant to Section 8(a) or 360 days thereafter.

3. SERVICES.

During the term of this Agreement, Consultant shall provide the Company with Advisory Services. However, the Services shall be limited to making recommendations and offering advice to the Company’s Officers, Directors and other key Company personnel. As offsite advisors, Consultant will rely upon the Company’s management to, in the Company’s sole discretion, accept or reject its recommendations. Under no circumstances, even in the event that Consultant is to perform onsite analysis, shall Consultant be responsible for making any decisions on behalf of the Company. The Company will be assigned a Principal point of contact (“PPC”) for this agreement which will depend on the areas of expertise required to fulfill the obligations under the engagement. Consultation may be sought by the Company over the telephone, in person, at the Company's offices or another reasonable location or through written correspondence, and will involve providing services and more fully described below. Additionally, Consultant may be requested to attend, to the extent Consultant’s schedule permits, one or more in person planning meetings with other members of the Company Board of Directors, committees or Executive management staff, in keeping with the terms of this Agreement. During the term of this Agreement, Consultant shall provide the Company with the following “Services”.

(a) Advise management, with particular focus on strategic planning, organizational and corporate structure analysis with the ultimate goal of preparing the company for capital market investor due diligence;

(b) Conduct a comprehensive inquiry into the Company’s historical operational and financial activities, make specific recommendations related to a recapitalization, as well as assist with debt settlement negotiations with the goal of structuring payment arrangements as well as additional activities that we believe would best place the Company, post-restructuring, in a place where it could gain easier access to new investor capital;

(c) Provide input for an updated and revised business plan, the balance of materials required in order to file a Form S-1 (or similar registration statement) with the U.S. Securities and Exchange Commission (the “SEC”) and coordinate with Company counsel and constants to review subsequent filings in order to maintain the Company's Securities Exchange Act of 1934 compliance status;

(d) Use its best efforts to move the Company to the NASDAQ Board; and

(e) Provide introductions to NASD member firm banking relationships, funding and financing firms and, on a best efforts basis, seek an engagement that is in the best interests of the Company, develop a long-term growth, capital structure and financing strategy, and advise the Company in regard to the size of any offering of the Company’s securities and the structure and terms of the offering in light of the current market environment;

(f) Provide business development introductions to the Company on a best efforts basis, assist in the process and in the best interests of the Company. The Company hereby agrees to provide an “Acknowledgement of Introduction” for each opportunity, if any (each a “BCI Protected Relationship”) that Consultant introduces the Company to. Each Acknowledgement of Introduction shall grant Consultant to provide input on the transaction structure. The Company shall additionally agree that by providing BCI with an Acknowledgement of Introduction and commencing the negotiation of a business relationship with a BCI Protected Relationship (even if an Acknowledgement of Introduction was not tendered), that for two (2) years following BCI introduction or for two (2) years subsequent to the receipt of an Acknowledgement of Introduction, regardless of a termination of this Agreement of any other events whatever, that should the Company close a financial transaction with a BCI Protected Relationship, that BCI shall be compensated in accordance with Section 4(b) of this Agreement. Should BCI's rights to receive the Section 4(b) Compensation be compromised in any way (including for example, by not holding BCI compensation in escrow at the time of the closing of any such financial transaction), that the Company shall grant Consultant the right to injunctive relief, without the requirement to post a bond and if so required the bond shall not exceed $100, as well as appropriate monetary damages. Damages shall be equal to an amount of money equal to not less than the amount of financial benefit Consultant would have received had the Company complied with the Section 4(b) Compensation terms. The term “BCI Protected Relationship” shall include any person or entity that Consultant introduced to the Company in connection with this Agreement, or a third party person or entity that has a business or other affiliation with any person or entity that Consultant introduced to the Company in connection with Consultant’s services under this Agreement. Unless authorized by Consultant in writing, under no other circumstances, shall Company make any effort to contact a BCI Protected Relationship.

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(g) In the event that the Company has a prior existing business relationship with a party introduced by BCI as a potential BCI Protected Relationship, then the Company shall have a positive obligation to deliver in writing such a notification of a prior business relationship within 48 hours of the time that BCI makes an introduction. The failure to provide BCI with notice of a prior business relationship shall forever waive the Company's right to subsequently assert that they had a prior existing business relationship with that respective introduction.

Consultant agrees to provide the Services on a timely basis via: meetings with Company representatives which may include other professionals; conferences calls with Company representatives and other professionals; and/or written correspondence and documentation. Consultant cannot guarantee the results on behalf of the Company, but shall pursue all avenues that it deems reasonable through its network of contacts.

4. COMPENSATION. All compensation (hereinafter referred to as “Compensation” and more further described in this Section 4) delivered and paid to Consultant pursuant to this Agreement shall be deemed completely earned, due, payable, free of liens or encumbrances, and non-assessable as of the date the Compensation is tendered to Consultant by the Company. Once Compensation is tendered to Consultant, there shall be no refunds or diminishment of the same regardless of any event. The Company has been notified that much of the Consultant's efforts are "front-loaded" and therefore, much of the consulting work must be done at the outset of the Closing and during the 90 days thereafter. In connection with this Agreement, the Company shall pay Consultant the following fees:

(a) Cash Fee. Upon execution USD $50,000 in cash or free trading, unrestricted (i.e., registered on Form S-8) common stock of the Company, upon execution of this Agreement and additionally, on the fifteenth of the month, beginning January 15, 2016, and for 10 subsequent months, $25,000 per month. If the Company elects to pay the consultant in From S-8 stock it will be it will be paid to the PPC and calculated based on a forty five percent discount to the lowest closing bid price of the preceding twenty trading days.

(b) An introduction fee upon successful closing equal to $25,000 in cash or free trading, unrestricted (i.e., registered on Form S-8) common stock of the Company payable at the closing or execution transaction entered into between the Company and any BCI Protected Relationship.

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(c) Costs Retainer. USD $4,000, upon execution of this Agreement. This money shall be used exclusively to cover BCI's reasonable costs related to this Agreement. Any monies not reasonably expended shall be refunded to the Company subsequent to the end of the Term of this Agreement or upon a valid Termination (Section 8(a)) of the Agreement.

(d) Securities.

(i)	Common Stock. On the 45 and 90th day anniversary of the effectiveness of this Agreement, Consultant shall be issued, in restricted Company common stock and on a fully diluted basis, and A-1 and A-2 warrant each equal to seven-and-one-half percent (7.5%) for a total of (15%) of the then issued and outstanding Company common shares (hereinafter, the common shares underlying this 15% issuance shall be referred to as the “Initial Stock”). Further, with the exception of exempt issuances of common shares or any other Company equity (including preferred and/or convertible equity) or convertible debt which are discussed in Item 4(d)(dA) below, the Company agrees and covenants to maintain Consultant’s fully diluted interest of 15% of the Company’s common shares until the earlier occurrence of one of the two following events: (X) Consultant, or it’s assigns no longer own at least fifty percent (50%) of the Initial Stock, or (Y) 180 days has elapsed since the Initial Stock was registered for sale in a valid registration statement filed and made effective with the SEC.

The Company shall maintain Consultant’s Initial Stock interest exclusively by issuing additional common shares to Consultant.1

At no cost to Consultant, Company agrees to register for sale, in any legally feasible registration statement filed by the Company with the SEC, all of the common Shares underlying the Initial Stock.

(A)	Exceptions shall include: (i) any market priced and valid issuance of equity or debt that is exchanged for a cash investment into the Company, and (ii) any equity or debt that is issued in an accretive acquisition of a new business or new assets.

1  An example of Company maintaining Consultant’s Initial Stock issuance would be as follows: Assume for the purposes of this example that there were 10,000,000 common shares issued and outstanding and Consultant owned 750,000 of those shares. Further, assume that there were two issuances made by the Company prior to 6 months following the effectiveness of the registration for sale of the Initial Stock: one for 2,000,000 common shares to various consultants and another of 3,000,000 to investors related to a private placement of Company common shares. In this example, the private placement is an exempt issuance and does not dilute Consultant according to this Agreement; however the 2,000,000 share issuance to the consultants would give rise to Consultant receiving additional common shares. In this case, in order to determine how many additional shares Consultant would receive, one would multiply the difference (obtained by subtracting any exempt issuances from the total outstanding shares) by .075. That product would then be reduced by the number of common shares held by Consultant prior to the new non-exempt issuance. Therefore, in this example, that number would be 150,000 new shares to Consultant.

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(ii)	Common Stock Purchase Warrants. On the Effective Date, Company shall cause to be executed and deliver to Consultant the attached Exhibit A-1 and A-2 Common Stock Purchase Warrant.

(iii)	Warrant Exercise Price Credit. On the later date of either the 90th day subsequent to the effectiveness of this Agreement or the first day following any recapitalization or restructuring of the Company’s common shares, Company shall pay to Consultant a credit of one hundred percent (100%) of the cost of exercising the Common Stock Purchase Warrant attached hereto in Exhibit A-1. Additionally, on the later date of either the 180th day subsequent to the effectiveness of this Agreement or the 90th day following any recapitalization or restructuring of the Company’s common shares, Company shall pay to Consultant a credit of one hundred percent (100%) of the cost of exercising the Common Stock Purchase Warrant attached hereto in Exhibit A-2.

At any time subsequent to Consultant earning a Warrant Exercise Price Credit, Consultant may demand, in writing, physical delivery (to Consultant) of Company common shares underlying a Common Stock Purchase Warrant.

With respect to the Section 4(a)(b)(d) Compensation, upon the execution of this Agreement or as soon as practicable thereafter, Company agrees to place fifty million shares of MyDX common shares (the "Escrow Shares”) and such additional reserve shares that maybe required to maintain up to one hundred and fifty percent of the amount obligated under the terms of this Agreement and upon delivery of such services (the “Reserved Shares”), made payable to the Consultant, into escrow with its Transfer Agent. MyDx shall provide irrevocable instructions to the Company’s transfer agent and the Transfer Agent will authorize the issuance to the Consultant (or it's assigns) of (x) all or part of the Escrow Shares and (y) such additional common shares that may be due to Consultant pursuant to this Agreement. Specimens of the irrevocable instructions to the Company's transfer agent are attached hereto as “Exhibit” __.

5.      REPRESENTATIONS AND WARRANTIES OF COMPANY.

The Company hereby represents, warrants and agrees as follows:

(a) This Agreement has been authorized, executed and delivered by the Company and, when executed by the Consultant will constitute the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles. The Company hereby warrants and represents that during the term of this Agreement it will not provide the Consultant with material non-public information.

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(b) The financial statements, audited and unaudited (including the notes thereto) provided to Consultant, (the “Financial Statements”), and all Corporate agreements will present fairly the financial position of the Company as of the dates indicated and the results of operations and cash flows of the Company for the periods specified. Such Financial Statements will be prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise stated therein.

(c) The Company is validly organized, existing and with active status under the laws the State of Nevada.

(d) The securities to be issued to Consultant, if any, have all been authorized for issuance and when issued, delivered and tendered to the Consultant by the Company will be validly issued, freely tradable, fully paid and non-assessable.

(e) Since date of the most recent of the Financial Statements, there has not been any undisclosed (A) material adverse change in the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company, (B) transaction that is material to the Company, except transactions in the ordinary course of business, (C) obligation that is material to the Company, direct or contingent, incurred by the Company, except obligations incurred in the ordinary course of business, (D) change that is material to the Company or in the common shares or outstanding indebtedness of the Company, or (E) dividend or distribution of any kind declared, paid, or made in respect of the common shares.

(f) The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company.

6. INDEMNIFICATION. The Company agrees to indemnify the Consultant and hold it harmless against any losses, claims, damages or liabilities incurred by the Consultant, in connection with, or relating in any manner, directly or indirectly, to the Consultant rendering the Services in accordance with the Agreement, unless it is determined by a court of competent jurisdiction that such losses, claims, damages or liabilities arose out of the Consultant’s breach of this Agreement, sole negligence, gross negligence, willful misconduct, dishonesty, fraud or violation of any applicable law. Additionally, the Company agrees to reimburse the Consultant immediately for any and all expenses, including, without limitation, attorney fees, incurred by the Consultant in connection with investigating, preparing to defend or defending, or otherwise being involved in, any lawsuits, claims or other proceedings arising out of or in connection with or relating in any manner, directly or indirectly, to the rendering of any Services by the Consultant in accordance with the Agreement (as defendant, nonparty, or in any other capacity other than as a plaintiff, including, without limitation, as a party in an interpleader action). The Company further agrees that the indemnification and reimbursement commitments set forth in this paragraph shall extend to any controlling person, strategic alliance, partner, member, shareholder, director, officer, employee, agent or subcontractor of the Consultant and their heirs, legal representatives, successors and assigns. The provisions set forth in this Section shall survive any termination of this Agreement.

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7. COMPLIANCE WITH SECURITIES LAWS. The Company understands that any and all Compensation outlined in this Agreement shall be paid solely and exclusively as consideration for the aforementioned consulting efforts made by Consultant on behalf of the Company as an independent contractor. The parties to be performing the services outlined in this Agreement are natural persons. Consultant has been engaged to provide the Company with traditional “public company” business, technical and related business services. Consultant’s engagement does not involve the marketing of any Company securities.

8. MISCELLANEOUS.

(a) Termination and Renewal: During the term of this Agreement, in the event of breach of this Agreement by Consultant, the Company may send written notice to Consultant advising Consultant of such breach. Upon receipt of such notice from Company, Consultant shall have 45 days to cure such breach. This Agreement may be terminated by Company only upon written notice to Consultant and Consultant’s failure to cure said breach within 45 days from receipt of said notice (hereinafter referred to as a “Termination"). With respect to a Termination, the Company may only be relieved of a Section 4(a)(b)(c) and (d) Compensation obligation, if the Termination notification is delivered in writing by or before 90 days preceding the date that such Section 4 Compensation obligation is due to be tendered. Any Termination subsequent to Consultant's vestment in or receipt of a Section 5 Compensation obligation, regardless of fault or circumstances, shall not diminish Consultant's rights to the portion of Section 5 Compensation. The Company has been notified that much of the Consultant's efforts are "front-loaded" and therefore, much of the consulting work must be done at the outset of the Closing and during the 90 days thereafter. As a result, Compensation in Section 4(a)(b)(c)(d), along with any other Section 4 Compensation shall be considered earned, due and payable as of the Closing Date.

This Agreement shall not renew automatically in accordance with Section 2 if either Party provides written notice to the non-renewing Party at least 20 days prior to the end of the initial or each renewal term described in Section 2.

(b) Modification. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. This Agreement may be amended only in a writing executed by both parties.

(c) Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be mailed, faxed or otherwise delivered in person to the parties at the addresses set forth above in the first paragraph of this Agreement.

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(d) Waiver. Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon adherence to that term of any other term of this Agreement.

(e) Assignment. Compensation under this Agreement is assignable at the sole discretion of the Consultant.

(f) Severability. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect. If any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If any compensation provision is deemed unenforceable or illegal, then in the case of the delivery of common stock to the Consultant, Consultant shall be entitled to receive a cash benefit equal to the value of the common stock that would have been tendered had such a provision not been illegal or unenforceable.

(g) Governing Law. The subject matter of this Agreement shall be governed by and construed in accordance with the laws of the State of Florida (without reference to its choice of law principles), and to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted. EACH PARTY HERETO AGREES TO SUBMIT TO THE PERSONAL JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN BROWARD COUNTY FLORIDA FOR RESOLUTION OF ALL DISPUTES ARISING OUT OF, IN CONNECTION WITH, OR BY REASON OF THE INTERPRETATION, CONSTRUCTION, AND ENFORCEMENT OF THIS AGREEMENT, AND HEREBY WAIVES THE CLAIM OR DEFENSE THEREIN THAT SUCH COURTS CONSTITUTE AN INCONVENIENT FORUM. AS A MATERIAL INDUCEMENT FOR THIS AGREEMENT, EACH PARTY SPECIFICALLY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY ISSUES SO TRIABLE. If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the prevailing party shall be awarded reasonable attorneys fees, expenses and costs.

(h) Specific Performance. The Company and the Consultant shall have the right to demand specific performance of the terms, and each of them, of this Agreement.

(i) Execution of the Agreement. The Company, the party executing this Agreement on behalf of the Company, and the Consultant, have the requisite corporate power and authority to enter into and carry out the terms and conditions of this Agreement, as well as all transactions contemplated hereunder. All corporate proceedings have been taken and all corporate authorizations and approvals have been secured which are necessary to authorize the execution, delivery and performance by the Company and the Consultant of this Agreement. This Agreement has been duly and validly executed and delivered by the Company and the Consultant and constitutes a valid and binding obligation, enforceable in accordance with the respective terms herein. Upon delivery of this Agreement, this Agreement, and the other agreements and exhibits referred to herein, will constitute the valid and binding obligations of Company, and will be enforceable in accordance with their respective terms. Delivery may take place via facsimile transmission.

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(j) Joint Drafting and Exclusive Agreement. This Agreement is the only Agreement executed by and between the parties related to the performance of the Services described herein. There are no additional oral agreements or other understandings related to the performance of the Services described herein. This Agreement shall be deemed to have been drafted jointly by the parties hereto, and no inference or interpretation against any one party shall be made solely by virtue of such party allegedly having been the draftsperson of this Agreement. The parties have each conducted sufficient and appropriate due diligence with respect to the facts and circumstances surrounding and related to this Agreement. The parties expressly disclaim all reliance upon, and prospectively waive any fraud, misrepresentation, negligence or other claim based on information supplied by the other party, in any way relating to the subject matter of this Agreement.

(k) Conflicts of Interest. Consultant shall exercise its best efforts to make Company aware of any conflicts of interest that exist between the Consultant, including any other business of entity that Consultant beneficially owns or controls, and any interest of the Company. Disclosure of such conflicts of interest may be made in writing or through oral communication. Acknowledgement of such conflicts of interest and Company’s waiver of any cause of action against Consultant related to a conflict of interest may be made in writing or through oral communication.

(l) Acknowledgments and Assent. The parties acknowledge that they have been given at least ten (10) days to consider this Agreement and that they were advised to consult with an independent attorney prior to signing this Agreement and that they have in fact consulted with counsel of their own choosing prior to executing this Agreement. The parties may revoke this Agreement for a period of three (3) calendar days after signing this Agreement, and the Agreement shall not be effective or enforceable until the expiration of this three (3) day revocation period. The parties agree that they have read this Agreement and understand the content herein, and freely and voluntarily assent to all of the terms herein.

(m) Exhibits: Exhibits A-1 and A-2, Reservations Agreement, Acknolwdement of Introduction Payment Demand, and TA instruction Letter.

SIGNATURE PAGE FOLLOWS

THE REMAINDER OF THE PAGE HAS BEEN INTENTIONALLY LEFT BLANK

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SIGNATURE PAGE

IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first above written.

MyDx, Inc.		BCI Advisors, LLC

By:	/s/ Daniel Yazbeck	By:	/s/ E.Galvin
	Daniel Yazbeck		E.Galvin
Its:	Chief Executive Officer	Its:	Managing Director

A FACSIMILE COPY OF THIS AGREEMENT SHALL HAVE THE SAME LEGAL
EFFECT AS AN ORIGINAL OF THE SAME.

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EXHIBIT A-1

COMMON STOCK PURCHASE WARRANT

A-1

VOID AFTER 5:00 P.M., EASTERN TIME ON JANUARY 15, 2017

For the Purchase of Seven and One-Half Percent (7.5%) of the

Issued and Outstanding Shares of Common Stock, $0.001 Value

of

MyDx, Inc.

a Nevada corporation

THIS CERTIFIES THAT, for value received, YCIG, INC (the “Holder”), as registered owner of this Common Stock Purchase Warrant (“Warrant”), is entitled to, at any time at or before the Expiration Date (as defined below), but not thereafter, to subscribe for, purchase and receive seven and one half percent (7.5%) of the common shares issued and outstanding as of January 15, 2017, of the fully paid and non assessable shares of common stock (the “Common Stock”), of MyDx, Inc., a Nevada corporation (the “Company”), at $.001 per share (the “Exercise Price”), upon presentation and surrender of this Warrant and upon payment by cashier’s check, wire transfer or credit of the Exercise Price for such Common Stock to the Company at the principal office of the Company; provided, however, that upon the occurrence of any of the events specified in the Statement of Rights of Warrant Holder, a copy of which is attached as Annex 1 hereto, and by this reference made a part hereof, the rights granted by this Warrant shall be adjusted as therein specified.

Upon exercise of this Warrant, the form of election must be duly executed and the instructions for registration of the Shares acquired by such exercise must be completed.

The term Expiration Date (the “Expiration Date”) means the earliest of (i) the first anniversary of the date hereof, (ii) immediately prior to the sale of all of substantially all of the Company’s assets, or (iii) immediately prior to a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; provided, that the Company shall give notice to the Holder at least 10 days prior to the events set forth in clauses (i), (ii) and (iii) above.

If the subscription rights represented hereby are not exercised at or before the Expiration Date, this Warrant shall become void, and all rights represented hereby shall cease and expire.

This Warrant may be exercised in accordance with its terms in whole or in part. In the event of the exercise or assignment hereof in part only, the Company shall cause to be delivered to the Holder a new Warrant of like tenor to this Warrant in the name of the Holder, evidencing the right of the Holder to purchase the number of Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

In no event shall this Warrant (or the Shares issuable, upon full or partial exercise hereof) be offered or sold except in conformity with the Securities Act of 1933; as amended.

COMMON STOCK PURCHASE WARRANT A-1

SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this January 15, 2017.

MyDx, Inc.

By:	/s/ Daniel Yazbeck
Daniel Yazbeck
Chief Executive Officer

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Form to be used to exercise Warrant:

TO:	MyDx, Inc.	DATE: _______________

The Undersigned hereby elects, irrevocably, to exercise the Warrant and to purchase ________ shares of Common Stock of the Company, and hereby makes payment by cashier’s check of $________________ (at $____) in payment of the Exercise Price pursuant thereto. Please issue the Shares as to which this Warrant is exercised in the name of:

__________________________________

(Name)

__________________________________

(Address)

__________________________________

(Taxpayer Number)

and if said number of Warrants exercised shall not be all the Warrants evidenced by the within Warrant Certificate, issue a new Warrant Certificate for the remaining balance of Warrants to the undersigned at the address stated below.

Name of Holder:	______________________________________________
(Please Print)

Signature:	______________________________________________

______________________________________________
(Address)

NOTICE:	The signature to exercise must correspond with the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever.

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Form to be used to transfer Warrants:

TO:	MyDx, Inc.

DATE:	___________________________

For value received, _______________________ hereby sells, assigns and transfers unto __________________________ (Tax ID No._____________________) the attached Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney, to transfer said Warrant Certificate on the books of the company, with full power of substitution in the premises.

Name of Holder:	______________________________________________
(Please Print)

Signature:	______________________________________________

______________________________________________
(Address)

NOTICE:	The signature to transfer must correspond with the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever.

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ANNEX 1 TO MyDx, INC.

COMMON STOCK PURCHASE WARRANT A-1

STATEMENT OF RIGHTS OF WARRANT HOLDER

1. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time at or before the Expiration Date (as defined in the Warrant), by presentation and surrender hereof to the Company, with the Exercise Form annexed hereto duly executed and accompanied by payment by cashier’s check or wire transfer of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant and the Exercise Price at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the common stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such common stock shall not then be actually delivered to the Holder.

2. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a member in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

3. Adjustment in Number of Shares.

(A) Adjustment for Reclassifications. In case at any time or from time to time after January 15, 2017 (“Issue Date”) the holders of the Common Stock of the Company (or any shares or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible members, shall have become entitled to receive, without payment therefore, other or additional shares or other securities or property (other than cash) by way of share-split, spinoff, reclassification, combination of shares or similar corporate rearrangement (exclusive of any dividend of its or any subsidiary’s shares), then and in each such case, the Holder of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of securities and property which such Holder would hold on the date of such exercise if on the Issue Date he had been the holder of record of the number of common stock shares of the Company called for on the face of this Warrant and had thereafter, during the period from the Issue Date, to and including the date of such exercise, retained such shares and/or all other or additional securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period.

(B)  Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other company the securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date, or in case, after such date, the Company (or any such other company) shall consolidate with or merge into another company or convey all, or substantially all, of its assets to another company, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares or other securities or property receivable upon the exercise of this Warrant after such consummation.

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3.5 Adjustment in Exercise Price. Under no circumstances shall the Exercise Price of the Warrant change. Therefore, in the case of a reverse stock split or recapitalization or any other event, subsequent to any such event, the Exercise Price shall remain $.001.

4. Notices to Warrant Holders. So long as this Warrant shall be outstanding and unexercised if the Company shall take any action which would trigger an adjustment (as set forth in Section 3), then, in any such case, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance; lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their common stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5. Officer’s Certificate. Whenever the number of common stock issuable upon exercise of this Warrant or the Exercise Price shall be adjusted as required by the provisions hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer’s certificate showing the adjusted number of common stock or Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

6. Restrictions on Transfer. The Holder of this Warrant, by acceptance thereof; agrees that, absent an effective registration statement, under the Securities Act of 1933 (the “Act”), covering the disposition of this Warrant or the Common Stock issued or issuable upon exercise hereof, such Holder will not sell or transfer any or all of this Warrant or such Common Stock without first providing the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Act. The certificates evidencing the Warrant and Common Stock which will be delivered to such Holder by the Company shall bear substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REQUIREMENTS FOR SUCH REGISTRATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, THE SALE, TRANSFER. PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED HEREBY OR ANY PORTION THEREOF OR INTEREST THEREIN MAY NOT BE ACCOMPLISHED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT OR AN OPINION OF COUNSEL TO THE HOLDER OF THE SECURITIES (UNLESS THE COMPANY DETERMINES IN ITS SOLE DISCRETION TO USE ITS OWN COUNSEL), WITH ANY SUCH COUNSEL AND OPINION OF COUNSEL TO BE REASONABLY ACCEPTABLE TO THE ISSUER, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

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Each Holder of this Warrant, at the time all or a portion of such Warrant is exercised, agrees to make such written representations to the Company as counsel for the Company may reasonably request, in order that the Company may be reasonably satisfied that such exercise of the Warrant and consequent issuance of Common Stock will not violate the registration and prospectus delivery requirements of the Act, or other applicable state securities laws.

7.  Piggyback Registration Rights. If, at any time after the Issue Date and expiring on the Expiration Date, the Company proposes to register any of its securities under the Act either for its own account or for the account of others, in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of the common stock issuable upon exercise of this Warrant (“Warrant Shares”), the Company shall promptly give the Holder written notice of such proposal. Within thirty (30) days after the notice is given, the Holder shall give notice as to the number of Warrant Shares, if any, which have vested and which the Holder requests be registered simultaneously with such registration by the Company. The Company shall use its best efforts to include such Warrant Shares in such registration statement (or in a separate registration statement concurrently filed) which the Holder requests to be so included and to cause such registration statement to become effective with respect to such shares in accordance with the registration procedures set forth in Section 8 hereof. If at any time after giving written notice of its intention to register equity securities and before the effectiveness of the registration statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery of written notice to the Holder, (i) in the case of a determination not to effect registration, relieve itself of a reasonably necessary portion of its obligation to register the Warrant Shares under this Section 7 in connection with such registration, or (ii) in the case of a determination to delay registration, delay the registration of the Warrant Shares under this Section 7 for the same period as the delay in the registration of such other equity securities. Each Holder of Warrant Shares requesting inclusion in a registration pursuant to this Section 7 may, at any time before the effective date of the registration statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company (which notice shall be effective only upon receipt by the Company); provided, however, that if the Company, in consultation with its financial and legal advisors, determines that such revocation would require a recirculation of the prospectus contained in the registration statement, then such Holder of Warrant Shares shall have no right to revoke its request.

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8.  Expenses and Procedures.

(A) Expenses of Registration. All registration expenses (exclusive of underwriting discounts and commissions) shall be borne by the Company; provided, however, that if a Holder revokes a registration request pursuant to the last sentence of Section 7, the registration expenses in connection with such revoked registration shall be borne by such Holder. Each Holder of Warrant Shares shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Warrant Shares sold by such Holder.

(B) Registration Procedures. In the case of the registration, qualification or compliance effected by the Company pursuant to Section 7 hereof, the Company will keep the Holders of Warrant Shares advised as to the initiation of registration, qualification and compliance and as to the completion thereof. At its expense, the Company will furnish such number of prospectuses and other documents incident thereto as the Holders or underwriters from time to time may reasonably request.

(C) Information. The Company may require each seller of Warrant Shares as to which any registration is being effected to furnish such information regarding the distribution of such Warrant Shares as the Company may from time to time reasonably request and the Company may exclude from such registration the Warrant Shares of any seller who unreasonably fails to furnish such information after receiving such request.

(D) Blue Sky. The Company will, as expeditiously as possible, use its best efforts to register or qualify the Warrant Shares covered by a registration statement at the expense of the Company in such jurisdictions as the holders of such Warrant Shares or, in the case of an underwritten public offering, the managing underwriter shall reasonably request at the expense of the Holders of the Warrant Shares being registered provided that the Company shall not be required in connection with any such registration or qualification or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified or to take any action which would subject it to taxation or service of process in any jurisdiction where it is not otherwise subject to such taxation or service of process.

(E) Notification of Material Events. The Company will, as expeditiously as possible, immediately notify each holder of Warrant Shares under a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, as expeditiously as possible, amend or supplement such prospectus to eliminate the untrue statement or the omission.

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9. Indemnification.

(A) Indemnification by Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each holder of Warrant Shares, its officers, directors, agents and employees, each person who controls such holder (within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended, hereinafter the “Exchange Act”), and the officers, directors, agents or employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, all reasonable attorneys’ fees) and expenses (collectively “Loss” or “Losses”), as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any prospectus) not misleading, except insofar as the same are based solely upon information furnished to the Company by such holder for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission made in any preliminary prospectus or prospectus if (i) such holder failed to send or deliver a copy of the prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of Warrant Shares and (ii) the prospectus or prospectus supplement would have corrected such untrue statement or omission. If requested, the Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Warrant Shares. It is agreed that the indemnity agreement contained in this Section 9(A) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

(B) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such indemnified party shall promptly notify the party from which such indemnity is sought (the “Indemnifying Party”) in writing, and the indemnifying party shall assume the defense thereof including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof. All such fees and expenses (including any fees and expenses incurred in connection with investigation or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within 20 days of written notice thereof to the indemnifying party; provided, however, that if, in accordance with this Section 9, the indemnifying party is not liable to the indemnified party, such fees and expenses shall be returned promptly to the indemnifying party. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified party unless (a) the indemnifying party has agreed to pay such fees and expenses, (b) the indemnifying party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to the indemnified party in any such action, claim or proceeding, or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the release of such indemnified party from all liability in respect to such claim or litigation without the written consent (which consent will not be unreasonably withheld) of the indemnified party. No indemnified party shall consent to entry of any judgment or enter into any settlement without the written consent (which consent will not be unreasonably withheld) of the indemnifying party from which indemnify or contribution is sought.

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(C) Contribution. If the indemnification provided for in this Section 9 is unavailable to an indemnified party under Section 9(A) or 9(B) hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 9(B), any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(C) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

10. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

11. Reservation of Shares. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued common stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

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12. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.

13. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

14. Law Governing. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Nevada.

DATED: January 15, 2017

MyDx, Inc.
A Nevada corporation

By:	/s/ Daniel Yazbeck
Daniel Yazbeck
Chief Executive Officer

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EXHIBIT A-2

COMMON STOCK PURCHASE WARRANT

A-2

VOID AFTER 5:00 P.M., EASTERN TIME ON March 1, 2017

For the Purchase of Seven and One-Half Percent (7.5%) of the

Issued and Outstanding Shares of Common Stock, $0.001 Value

of

MyDx, Inc.

a Nevada corporation

THIS CERTIFIES THAT, for value received, BCI Advisors Advisors , LLC (the “Holder”), as registered owner of this Common Stock Purchase Warrant (“Warrant”), is entitled to, at any time at or before the Expiration Date (as defined below), but not thereafter, to subscribe for, purchase and receive seven and one half percent (7.5%) of the common shares issued and outstanding as of March 1, 2017, of the fully paid and non assessable shares of common stock (the “Common Stock”), of MyDx-Flo, Inc., a Nevada corporation (the “Company”), at $.001 per share (the “Exercise Price”), upon presentation and surrender of this Warrant and upon payment by cashier’s check, wire transfer or credit of the Exercise Price for such Common Stock to the Company at the principal office of the Company; provided, however, that upon the occurrence of any of the events specified in the Statement of Rights of Warrant Holder, a copy of which is attached as Annex 1 hereto, and by this reference made a part hereof, the rights granted by this Warrant shall be adjusted as therein specified.

Upon exercise of this Warrant, the form of election must be duly executed and the instructions for registration of the Shares acquired by such exercise must be completed.

The term Expiration Date (the “Expiration Date”) means the earliest of (i) the first anniversary of the date hereof, (ii) immediately prior to the sale of all of substantially all of the Company’s assets, or (iii) immediately prior to a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; provided, that the Company shall give notice to the Holder at least 10 days prior to the events set forth in clauses (i), (ii) and (iii) above.

If the subscription rights represented hereby are not exercised at or before the Expiration Date, this Warrant shall become void, and all rights represented hereby shall cease and expire.

This Warrant may be exercised in accordance with its terms in whole or in part. In the event of the exercise or assignment hereof in part only, the Company shall cause to be delivered to the Holder a new Warrant of like tenor to this Warrant in the name of the Holder, evidencing the right of the Holder to purchase the number of Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

In no event shall this Warrant (or the Shares issuable, upon full or partial exercise hereof) be offered or sold except in conformity with the Securities Act of 1933; as amended.

COMMON STOCK PURCHASE WARRANT A-2

SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this March 1, 2017.

MyDx, Inc.

By:	/s/ Daniel Yazbeck
Daniel Yazbeck
Chief Executive Officer

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Form to be used to exercise Warrant:

TO:	MyDx, Inc.	DATE: _______________

The Undersigned hereby elects, irrevocably, to exercise the Warrant and to purchase ________ shares of Common Stock of the Company, and hereby makes payment by cashier’s check of $________________ (at $____) in payment of the Exercise Price pursuant thereto. Please issue the Shares as to which this Warrant is exercised in the name of:

__________________________________

(Name)

__________________________________

(Address)

__________________________________

(Taxpayer Number)

and if said number of Warrants exercised shall not be all the Warrants evidenced by the within Warrant Certificate, issue a new Warrant Certificate for the remaining balance of Warrants to the undersigned at the address stated below.

Name of Holder:	______________________________________________
(Please Print)

Signature:	______________________________________________

______________________________________________
(Address)

NOTICE:	The signature to exercise must correspond with the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever.

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Form to be used to transfer Warrants:

TO:	MyDx, Inc.

DATE:	___________________________

For value received, _______________________ hereby sells, assigns and transfers unto __________________________ (Tax ID No._____________________) the attached Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney, to transfer said Warrant Certificate on the books of the company, with full power of substitution in the premises.

Name of Holder:	______________________________________________
(Please Print)

Signature:	______________________________________________

______________________________________________
(Address)

NOTICE:	The signature to transfer must correspond with the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever.

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ANNEX 1 TO MyDx, INC.

COMMON STOCK PURCHASE WARRANT A-1

STATEMENT OF RIGHTS OF WARRANT HOLDER

1. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time at or before the Expiration Date (as defined in the Warrant), by presentation and surrender hereof to the Company, with the Exercise Form annexed hereto duly executed and accompanied by payment by cashier’s check or wire transfer of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant and the Exercise Price at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the common stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such common stock shall not then be actually delivered to the Holder.

2. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a member in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

3. Adjustment in Number of Shares.

(A) Adjustment for Reclassifications. In case at any time or from time to time after March 1, 2017 (“Issue Date”) the holders of the Common Stock of the Company (or any shares or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible members, shall have become entitled to receive, without payment therefore, other or additional shares or other securities or property (other than cash) by way of share-split, spinoff, reclassification, combination of shares or similar corporate rearrangement (exclusive of any dividend of its or any subsidiary’s shares), then and in each such case, the Holder of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of securities and property which such Holder would hold on the date of such exercise if on the Issue Date he had been the holder of record of the number of common stock shares of the Company called for on the face of this Warrant and had thereafter, during the period from the Issue Date, to and including the date of such exercise, retained such shares and/or all other or additional securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period.

(B)     Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other company the securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date, or in case, after such date, the Company (or any such other company) shall consolidate with or merge into another company or convey all, or substantially all, of its assets to another company, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares or other securities or property receivable upon the exercise of this Warrant after such consummation.

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3.5 Adjustment in Exercise Price. Under no circumstances shall the Exercise Price of the Warrant change. Therefore, in the case of a reverse stock split or recapitalization or any other event, subsequent to any such event, the Exercise Price shall remain $.001.

4. Notices to Warrant Holders. So long as this Warrant shall be outstanding and unexercised if the Company shall take any action which would trigger an adjustment (as set forth in Section 3), then, in any such case, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance; lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their common stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5. Officer’s Certificate. Whenever the number of common stock issuable upon exercise of this Warrant or the Exercise Price shall be adjusted as required by the provisions hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer’s certificate showing the adjusted number of common stock or Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

6. Restrictions on Transfer. The Holder of this Warrant, by acceptance thereof; agrees that, absent an effective registration statement, under the Securities Act of 1933 (the “Act”), covering the disposition of this Warrant or the Common Stock issued or issuable upon exercise hereof, such Holder will not sell or transfer any or all of this Warrant or such Common Stock without first providing the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Act. The certificates evidencing the Warrant and Common Stock which will be delivered to such Holder by the Company shall bear substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REQUIREMENTS FOR SUCH REGISTRATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, THE SALE, TRANSFER. PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED HEREBY OR ANY PORTION THEREOF OR INTEREST THEREIN MAY NOT BE ACCOMPLISHED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT OR AN OPINION OF COUNSEL TO THE HOLDER OF THE SECURITIES (UNLESS THE COMPANY DETERMINES IN ITS SOLE DISCRETION TO USE ITS OWN COUNSEL), WITH ANY SUCH COUNSEL AND OPINION OF COUNSEL TO BE REASONABLY ACCEPTABLE TO THE ISSUER, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

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Each Holder of this Warrant, at the time all or a portion of such Warrant is exercised, agrees to make such written representations to the Company as counsel for the Company may reasonably request, in order that the Company may be reasonably satisfied that such exercise of the Warrant and consequent issuance of Common Stock will not violate the registration and prospectus delivery requirements of the Act, or other applicable state securities laws.

7.  Piggyback Registration Rights. If, at any time after the Issue Date and expiring on the Expiration Date, the Company proposes to register any of its securities under the Act either for its own account or for the account of others, in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of the common stock issuable upon exercise of this Warrant (“Warrant Shares”), the Company shall promptly give the Holder written notice of such proposal. Within thirty (30) days after the notice is given, the Holder shall give notice as to the number of Warrant Shares, if any, which have vested and which the Holder requests be registered simultaneously with such registration by the Company. The Company shall use its best efforts to include such Warrant Shares in such registration statement (or in a separate registration statement concurrently filed) which the Holder requests to be so included and to cause such registration statement to become effective with respect to such shares in accordance with the registration procedures set forth in Section 8 hereof. If at any time after giving written notice of its intention to register equity securities and before the effectiveness of the registration statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery of written notice to the Holder, (i) in the case of a determination not to effect registration, relieve itself of a reasonably necessary portion of its obligation to register the Warrant Shares under this Section 7 in connection with such registration, or (ii) in the case of a determination to delay registration, delay the registration of the Warrant Shares under this Section 7 for the same period as the delay in the registration of such other equity securities. Each Holder of Warrant Shares requesting inclusion in a registration pursuant to this Section 7 may, at any time before the effective date of the registration statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company (which notice shall be effective only upon receipt by the Company); provided, however, that if the Company, in consultation with its financial and legal advisors, determines that such revocation would require a recirculation of the prospectus contained in the registration statement, then such Holder of Warrant Shares shall have no right to revoke its request.

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8.  Expenses and Procedures.

(A) Expenses of Registration. All registration expenses (exclusive of underwriting discounts and commissions) shall be borne by the Company; provided, however, that if a Holder revokes a registration request pursuant to the last sentence of Section 7, the registration expenses in connection with such revoked registration shall be borne by such Holder. Each Holder of Warrant Shares shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Warrant Shares sold by such Holder.

(B) Registration Procedures. In the case of the registration, qualification or compliance effected by the Company pursuant to Section 7 hereof, the Company will keep the Holders of Warrant Shares advised as to the initiation of registration, qualification and compliance and as to the completion thereof. At its expense, the Company will furnish such number of prospectuses and other documents incident thereto as the Holders or underwriters from time to time may reasonably request.

(C) Information. The Company may require each seller of Warrant Shares as to which any registration is being effected to furnish such information regarding the distribution of such Warrant Shares as the Company may from time to time reasonably request and the Company may exclude from such registration the Warrant Shares of any seller who unreasonably fails to furnish such information after receiving such request.

(D) Blue Sky. The Company will, as expeditiously as possible, use its best efforts to register or qualify the Warrant Shares covered by a registration statement at the expense of the Company in such jurisdictions as the holders of such Warrant Shares or, in the case of an underwritten public offering, the managing underwriter shall reasonably request at the expense of the Holders of the Warrant Shares being registered provided that the Company shall not be required in connection with any such registration or qualification or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified or to take any action which would subject it to taxation or service of process in any jurisdiction where it is not otherwise subject to such taxation or service of process.

(E) Notification of Material Events. The Company will, as expeditiously as possible, immediately notify each holder of Warrant Shares under a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, as expeditiously as possible, amend or supplement such prospectus to eliminate the untrue statement or the omission.

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9. Indemnification.

(A) Indemnification by Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each holder of Warrant Shares, its officers, directors, agents and employees, each person who controls such holder (within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended, hereinafter the “Exchange Act”), and the officers, directors, agents or employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, all reasonable attorneys’ fees) and expenses (collectively “Loss” or “Losses”), as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any prospectus) not misleading, except insofar as the same are based solely upon information furnished to the Company by such holder for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission made in any preliminary prospectus or prospectus if (i) such holder failed to send or deliver a copy of the prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of Warrant Shares and (ii) the prospectus or prospectus supplement would have corrected such untrue statement or omission. If requested, the Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Warrant Shares. It is agreed that the indemnity agreement contained in this Section 9(A) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

(B) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such indemnified party shall promptly notify the party from which such indemnity is sought (the “Indemnifying Party”) in writing, and the indemnifying party shall assume the defense thereof including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof. All such fees and expenses (including any fees and expenses incurred in connection with investigation or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within 20 days of written notice thereof to the indemnifying party; provided, however, that if, in accordance with this Section 9, the indemnifying party is not liable to the indemnified party, such fees and expenses shall be returned promptly to the indemnifying party. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified party unless (a) the indemnifying party has agreed to pay such fees and expenses, (b) the indemnifying party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to the indemnified party in any such action, claim or proceeding, or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the release of such indemnified party from all liability in respect to such claim or litigation without the written consent (which consent will not be unreasonably withheld) of the indemnified party. No indemnified party shall consent to entry of any judgment or enter into any settlement without the written consent (which consent will not be unreasonably withheld) of the indemnifying party from which indemnify or contribution is sought.

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(C) Contribution. If the indemnification provided for in this Section 9 is unavailable to an indemnified party under Section 9(A) or 9(B) hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 9(B), any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(C) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

10. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

11. Reservation of Shares. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued common stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

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12. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.

13. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

14. Law Governing. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Nevada.

DATED: March 1, 2017

MyDx, Inc.
A Nevada corporation

By:	/s/ Daniel Yazbeck
Daniel Yazbeck
Chief Executive Officer

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EXHIBIT “B”

Acknowledgement of Introduction

As evidenced by affixing the below signature to this document, for the purposes of consummating a business relationship with the below referred to party and in accordance with BCI Advisors, LLC (“BCI") obligations as defined in Section 3 of a Consulting Agreement executed on December 1, 2016 (the "Agreement"), MyDx, Inc. ("Chilco"), hereby acknowledges that BCI has provided a business introduction (the "Introduction") to:

___________________________________________________________ (the "Subject")

Prior to BCI's Introduction to the Subject, MYDX did not know of the existence of the Subject and further did not have a business relationship with the Subject. The Subject is therefore a BCI Protected Relationship, as the term is defined in the Agreement.

Acknowledged this _____ day of _________________________, 2016.

MyDx, INC.

By:	/s/ Daniel Yazbeck
Daniel Yazbeck
Its:	Chief Executive Officer

Advisory Services Agreement Page 11 of 18

EXHIBIT “C”

RESERVATION OF PAYMENT SHARES

THIS RESERVATION OF SHARES (the “Agreement”) is dated as of December 1, 2016 among (i) MyDx, a Nevada corporation ("MyDX" and individually a “Party”), (ii) BCI Advisors, LLC, a Delaware limited liability company (“BFI” and individually a “Party”), and (iii) Nevada Agency and Transfer Company (the “Transfer Agent” and individually a “Party”). MYDX, BCI and the Transfer Agent may hereinafter be referred to collectively as the “Parties.”

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and other agreements described in this Agreement, and for good and valuable consideration, receipt of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

DELIVERIES TO THE TRANSFER AGENT

1.1 MYDX Reservation. Simultaneously upon execution of this the BCI Advisory Services Agreement (the “Closing”), the Transfer Agent shall transfer from MyDX treasury the Shares Pool which shall be reserved for the benefit of BCI pursuant to the terms of the Agreement and MYDX ESOP..

1.2 Transfer Agent Compensation The Transfer Agent shall receive $1,000 as compensation and consideration for acting as Transfer Agent pursuant to the terms of this Agreement. Such compensation as described in this section shall be due and payable to the Transfer Agent by MyDX.

1.3 Intention to Restrict Issuance of the Settlement Shares Pool. MyDX intends that the Shares Pool shall be reserved by the Transfer Agent pursuant to this Agreement and the Advisory Agreement. MyDX hereby instructs the Transfer Agent to reserve the Settlement Shares Pool for the sole benefit of issuance to BCI pursuant to the terms of the Advisory Agreement and acknowledges these shares may not be issued for any other purpose other than pursuant to the BCI Advisory Agreement at the sole instruction of BCI. The Settlement Shares Pool shall be noted in the MyDX shareholder list as of the date hereof.

1.4 Transfer Agent Deliveries. The Transfer Agent shall hold and release the the Shares Pool only in accordance with the terms and conditions of this Agreement and the Advisory Agreement.

1.5 Ownership and Dispositive Rights. All Shares held in the reserve Pool shall be deemed owned and under the voting control of the Company until released (and, once released, deemed owned by the person to whom released) from escrow, for purposes of Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended.

ARTICLE II

RELEASE OF Settlement Shares

2.1 Disbursement of Shares. The Transfer Agent shall release the Shares from the the Shares Pool upon BCI’s delivery to the Transfer Agent of a notice of conversion (a “Conversion Demand” a form of which has been attached hereto as Exhibit which shall state: (i) the amount being redeemed; and (ii) the current balance of the Amount remaining after each Conversion Demand. Such issuance of Shares pursuant to a Issuance Demand as described herein shall be at the sole discretion of BCI and shall require no action on the part of MyDx unless otherwise agreed to in writing between the parties.

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2.2 Acknowledgement of BCI, MyDX and Transfer Agent; Disputes. The Parties acknowledge that the only terms and conditions upon which the Shares Pool are to be released are set forth in this Agreement. The Parties reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the rAdvisory Agreement from the Shares Pool. Any dispute with respect to the release of Shares Pool shall be resolved pursuant to this Agreement or by written agreement between BCI and MyDx.

2.3 Continuity of Transfer Agent Relationship. As long as any of the shares underlying the Settlement Shares Pool remain in reservation for BCI’s benefit under this Agreement, MyDx hereby warrants and represents they will not terminate, and pursuant to the terms of this Agreement, shall not be entitled to terminate, their current relationship with the Transfer Agent without prior written consent of BCI. This Section 2.3 shall survive and supersedes any prior agreements between the Transfer Agent and MyDx.

ARTICLE III

CONCERNING THE TRANSFER AGENT

3.1 Duties and Responsibilities of the Transfer Agent. The Transfer Agent's duties and responsibilities shall be subject to the following terms and conditions:

(a) The Parties acknowledge and agree that the Transfer Agent (i) once in receipt of a Redemption or Payment Demand from BCI, shall not be responsible for or bound by, and shall not inquire into whether BCI is entitled to receipt of Shares pursuant to, any other agreement or otherwise; (ii) shall be obligated only for the performance of such duties as are specifically assumed by the Transfer Agent pursuant to this Agreement; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, including notice by facsimile transmission, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Transfer Agent in good faith to be genuine and to have been signed or presented by the proper person or Party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; and (iv) may assume that any person believed by the Transfer Agent in good faith to be authorized to give notice or make any statement or execute any document in connection with the provisions hereof is so authorized.

(b) The Transfer Agent may at any time resign as Transfer Agent hereunder by giving fifteen (15) days prior written notice of resignation to BCI and MyDx. Prior to the effective date of the resignation as specified in such notice, BCI will issue to the Transfer Agent instructions authorizing delivery of the Shares Pool to a substitute Transfer Agent selected by, and in the sole discretion of BCI. Only in the event no successor Transfer Agent is named by BCI, the Transfer Agent may apply to a court of competent jurisdiction in the State of __________ or Florida for appointment of a successor Transfer Agent, and to deposit the Shares Pool with the clerk of any such court.

(c) In the event of a dispute with respect to entitlement to any properties held by the Transfer Agent, the Transfer Agent may deposit said disputed properties with the Courts of the State of ___________ or Florida after giving ten (10) days notice to BCI and MyDx and shall be absolved from all further liability with respect thereto. The Transfer Agent hereby acknowledges receipt of a $1,000 deposit from the Parties for reimbursement of any future fees and costs incurred by Transfer Agent as a result of such interpleader action. Upon termination of the Agreement, this $1,000 deposit shall be automatically returned directly to BCI by the Transfer Agent.

(d) The Parties acknowledge that the Transfer Agent is acting solely as a stakeholder at their request and that the Transfer Agent shall not be liable for any action taken by Transfer Agent in good faith and believed by Transfer Agent to be authorized or within the rights or powers conferred upon Transfer Agent by this Agreement. The Parties agree to indemnify and hold harmless the Transfer Agent for any action taken by the Transfer Agent, except in the case of negligence or willful misconduct on the Transfer Agent's part committed in its capacity as Transfer Agent under this Agreement.

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(e) The provisions of this Section shall survive the resignation of the Transfer Agent or the termination of this Agreement.

3.2 Dispute Resolution: Judgments. If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Shares Pool the Transfer Agent shall continue to follow the terms of the Agreement and issue shares of MyDX Common Stock pursuant to a Payment Demand unless the Transfer Agent (i) receives instructions from BCI, or (ii) deposits the Shares Pool with any court of competent jurisdiction in Nevada or Florida, in which event the Transfer Agent shall give ten (10) days written notice thereof to MyDX and BCI and shall after such ten (10) day period be relieved and discharged from all further obligations pursuant to this Agreement.

3.3 Maximum Conversion. The Transfer Agent and MyDX shall not issue to BCI, upon a Payment Demand, a number of shares of MyDX’s Common Stock which would result in beneficial ownership by BCI and its affiliates of more than 4.99% of the outstanding shares of Common Stock of MyDX on the date of such a Conversion Demand, without specific instructions from BCI acknowledging BFI’s intention to receive shares in excess of such 4.99% restructuring. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.

ARTICLE IV

GENERAL MATTERS

4.1 Termination. This Agreement shall terminate upon the final release of all of the shares underlying the Shares Pool or at any time upon written notice by BCCII.

4.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such Party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to MyDx, to: Daniel Yazbeck, CEO 6335 Ferris Square Suite B San Diego, CA 92121	If to BCI, to: C. Pugatch 101 NE 3rd Avenue Suite 1800 Fort Lauderdale, Fl 33301

If to the Transfer Agent, to: Nevada Agency and Transfer Company 50 West Liberty St Suite 880 Reno, NV 89501

Advisory Services Agreement Page 14 of 18

4.3 Assignment; Binding Agreement. Neither this Agreement nor any right or obligation hereunder shall be assignable by any Party without the prior written consent of BCI. This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective legal representatives, successors and assigns.

4.4 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Parties hereto shall be enforceable to the fullest extent permitted by law.

4.5 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission and delivered by facsimile transmission.

4.6 Agreement. Each of the undersigned states that he has read the foregoing Agreement and understands and agrees to it.

4.7 Entire Agreement. This Agreement along with Settlement Agreement constitute the entire agreement between the Parties hereto pertaining to the Settlement Shares Pool and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. There are no warranties, representations and other agreements made by the Parties in connection with the subject matter hereof except as specifically set forth in this Agreement and the Settlement Agreement.

4.8 Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all Parties, or, in the case of a waiver, by the Party waiving compliance. Except as expressly stated herein, no delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

4.9 Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

Advisory Services Agreement Page 15 of 18

4.10 Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. Excluding any interpleader action brought in connection with the Transfer Agent’s duties under this Agreement as described in Section 3, any action brought by any Party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in the state of Florida. All Parties and the individuals executing this Agreement agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party (which shall be the Party which receives an award most closely resembling the remedy or action sought) shall be entitled to recover from the other Party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

4.11 Specific Enforcement, Consent to Jurisdiction. The Parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injuction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. The Parties hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

SIGNATURE PAGE FOLLOWS

THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

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SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first written above.

MYDX:		BFI:

MYDX, Inc.		BCI Advisors, LLC

By:	/s/ Daniel Yazbeck	By:	/s/ E.Galvin
	Daniel Yazbeck		E.Galvin
Its:	CEO	Its:	Administrative Manager

TRANSFER AGENT

Nevada Agency and Transfer Company

By:
Its:	President

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EXHIBIT B

Form of Payment Demand

Dated _______________

Pursuant to the terms of the BCI Advisory Agreement Reservation of Shares Agreement (collectively the “Agreements”) by and between (i) MYDX, Inc. a Nevada corporation ("MYDX"), (ii) BCI Advisors, LLC, a Delaware limited liability company (“BFI”), and (iii) _______________, INC., a _____ corporation, (the “Transfer Agent”), copies of which have already been delivered to your offices, BCI hereby demands the issuance of _________ shares of MYDXs common stock (the “Payment Shares”) pursuant to the Agreements. The Shares are to be issued via DWAC as follows:

Issue Name and Address

Amount of Payment Demand	$
Number of Shares to be Issued
Remaining Reserved Shares Amount	$

Very truly yours,

BCI Advisors, LLC

Advisory Services Agreement